Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Arena Pharmaceuticals, Inc. (the “Company”) for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jack Lief, as President and Chief Executive Officer of the Company, and Robert E. Hoffman, as Vice President, Finance and principal financial and accounting officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack Lief	/s/ Robert E. Hoffman
Jack Lief	Robert E. Hoffman
President and Chief Executive Officer	VP, Finance (principal financial and accounting officer)
Date: February 27, 2004	Date: February 27, 2004